Exhibit 99.2

	Fourth-Quarter 2017 Detailed Supplemental Information

			2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and Other Income
Sales and other operating revenues	5,121	5,348	6,415	6,809	23,693	7,518	6,781	6,688	8,119	29,106
Equity in earnings (losses) of affiliates	(149)	80	(60)	181	52	200	178	196	198	772
Gain on dispositions	23	128	51	158	360	22	1,876	246	33	2,177
Other income	20	19	110	106	255	31	47	65	386	529
Total Revenues and Other Income	5,015	5,575	6,516	7,254	24,360	7,771	8,882	7,195	8,736	32,584

Costs and Expenses
Purchased commodities	2,225	2,002	2,819	2,948	9,994	3,192	2,922	2,926	3,435	12,475
Production and operating expenses	1,354	1,445	1,526	1,342	5,667	1,298	1,327	1,224	1,324	5,173
Selling, general and administrative expenses	186	167	203	167	723	157	134	132	138	561
Exploration expenses	505	610	457	343	1,915	551	98	75	214	938
Depreciation, depletion and amortization	2,247	2,329	2,425	2,061	9,062	1,979	1,625	1,608	1,633	6,845
Impairments	136	62	123	(182)	139	175	6,294	6	126	6,601
Taxes other than income taxes	180	197	161	201	739	231	198	175	205	809
Accretion on discounted liabilities	109	112	108	96	425	95	92	89	86	362
Interest and debt expense	281	312	335	317	1,245	315	306	251	226	1,098
Foreign currency transaction (gains) losses	16	(17)	13	(31)	(19)	10	13	5	7	35
Other expense	-	-	-	-	-	-	234	51	17	302
Total Costs and Expenses	7,239	7,219	8,170	7,262	29,890	8,003	13,243	6,542	7,411	35,199
Income (loss) before income taxes	(2,224)	(1,644)	(1,654)	(8)	(5,530)	(232)	(4,361)	653	1,325	(2,615)
Income tax provision (benefit)	(768)	(586)	(628)	11	(1,971)	(831)	(935)	217	(273)	(1,822)
Net Income (Loss)	(1,456)	(1,058)	(1,026)	(19)	(3,559)	599	(3,426)	436	1,598	(793)
Less: net income attributable to noncontrolling interests	(13)	(13)	(14)	(16)	(56)	(13)	(14)	(16)	(19)	(62)
Net Income (Loss) Attributable to ConocoPhillips	(1,469)	(1,071)	(1,040)	(35)	(3,615)	586	(3,440)	420	1,579	(855)

Net Income (Loss) Attributable to ConocoPhillips
Per Share of Common Stock (dollars)
Basic	(1.18)	(0.86)	(0.84)	(0.03)	(2.91)	0.47	(2.78)	0.35	1.32	(0.70)
Diluted	(1.18)	(0.86)	(0.84)	(0.03)	(2.91)	0.47	(2.78)	0.34	1.32	(0.70)

Average Common Shares Outstanding (in thousands)*
Basic	1,244,557	1,244,892	1,245,961	1,246,337	1,245,440	1,243,280	1,236,831	1,212,454	1,192,243	1,221,038
Diluted	1,244,557	1,244,892	1,245,961	1,246,337	1,245,440	1,248,722	1,236,831	1,215,341	1,198,276	1,221,038
*Ending Common Shares Outstanding is 1,177,107 as of Dec. 31, 2017, compared with 1,195,516 as of Sep. 30, 2017.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	(52)	98	36	179	261	6	215	159	396	776

Lower 48	(1,279)	(1,213)	(767)	(327)	(3,586)	(562)	(4,013)	(148)	(102)	(4,825)

Canada	(418)	(238)	(442)	(220)	(1,318)	(87)	1,846	243	(55)	1,947

Europe and North Africa	(146)	14	(9)	488	347	533	276	303	607	1,719

Asia Pacific and Middle East	89	157	19	305	570	392	(2,052)	452	524	(684)

Other International	(32)	(38)	(62)	77	(55)	(68)	(11)	(15)	282	188

Corporate and Other	(386)	(424)	(429)	(510)	(1,749)	(446)	(622)	(341)	(327)	(1,736)

Consolidated	(2,224)	(1,644)	(1,654)	(8)	(5,530)	(232)	(4,361)	653	1,325	(2,615)

EFFECTIVE INCOME TAX RATES

Alaska*	96.4%	-50.1%	-64.0%	35.7%	-22.5%	295.2%	7.4%	35.3%	-195.8%	-88.7%

Lower 48	35.8%	36.5%	36.0%	46.4%	37.0%	35.5%	36.8%	34.8%	710.1%	50.9%

Canada	29.8%	26.3%	28.9%	30.9%	29.1%	1193.9%	25.2%	-14.8%	21.9%	-31.7%

Europe and North Africa	65.3%	-41.6%	1930.7%	46.4%	-13.3%	67.8%	55.5%	72.0%	71.2%	67.8%

Asia Pacific and Middle East	90.8%	46.1%	478.6%	20.0%	53.6%	36.6%	-5.2%	8.9%	11.9%	-51.4%

Other International	24.3%	24.3%	23.2%	-10.8%	71.3%	29.6%	14.2%	-27.3%	13.7%	11.3%

Corporate and Other	29.1%	21.2%	24.7%	22.1%	24.1%	22.0%	31.8%	4.2%	-217.2%	-23.0%

Consolidated	34.5%	35.6%	38.0%	-113.2%	35.6%	359.0%	21.4%	33.2%	-20.5%	69.7%
*Alaska including taxes other than income taxes.	61.2%	15.5%	36.4%	55.2%	38.5%	111.9%	32.2%	56.6%	-142.9%	-32.5%

1 of 8

			2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	(2)	147	59	115	319	(11)	199	103	1,175	1,466

Lower 48	(820)	(771)	(491)	(175)	(2,257)	(362)	(2,536)	(97)	624	(2,371)

Canada	(294)	(175)	(314)	(152)	(935)	948	1,379	280	(43)	2,564

Europe and North Africa	(51)	20	163	262	394	171	123	85	174	553

Asia Pacific and Middle East	(5)	72	(87)	229	209	236	(2,172)	396	442	(1,098)

Other International	(24)	(29)	(47)	84	(16)	(48)	(9)	(20)	244	167

Corporate and Other	(273)	(335)	(323)	(398)	(1,329)	(348)	(424)	(327)	(1,037)	(2,136)

Consolidated	(1,469)	(1,071)	(1,040)	(35)	(3,615)	586	(3,440)	420	1,579	(855)

SPECIAL ITEMS

Alaska	-	93	(6)	(1)	86	(110)	32	-	892	814

Lower 48	(172)	(148)	(88)	44	(364)	(33)	(2,464)	(40)	610	(1,927)

Canada	-	-	(30)	(51)	(81)	977	1,366	304	(5)	2,642

Europe and North Africa	(60)	-	160	180	280	-	41	-	12	53

Asia Pacific and Middle East	-	-	(174)	47	(127)	-	(2,384)	83	74	(2,227)

Other International	-	-	-	138	138	(28)	-	-	275	247

Corporate and Other	(58)	(31)	(76)	(74)	(239)	(43)	(209)	(125)	(819)	(1,196)

Consolidated	(290)	(86)	(214)	283	(307)	763	(3,618)	222	1,039	(1,594)
Detailed reconciliation of these items is provided on page 3.

ADJUSTED EARNINGS

Alaska	(2)	54	65	116	233	99	167	103	283	652

Lower 48	(648)	(623)	(403)	(219)	(1,893)	(329)	(72)	(57)	14	(444)

Canada	(294)	(175)	(284)	(101)	(854)	(29)	13	(24)	(38)	(78)

Europe and North Africa	9	20	3	82	114	171	82	85	162	500

Asia Pacific and Middle East	(5)	72	87	182	336	236	212	313	368	1,129

Other International	(24)	(29)	(47)	(54)	(154)	(20)	(9)	(20)	(31)	(80)

Corporate and Other	(215)	(304)	(247)	(324)	(1,090)	(305)	(215)	(202)	(218)	(940)

Consolidated	(1,179)	(985)	(826)	(318)	(3,308)	(177)	178	198	540	739

ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	96.4%	-28.5%	-41.6%	35.9%	-7.7%	44.9%	22.3%	35.3%	28.8%	31.5%

Lower 48	36.0%	35.6%	36.1%	36.6%	36.0%	35.5%	37.9%	39.2%	28.3%	36.6%

Canada	29.8%	26.3%	27.9%	32.7%	28.8%	50.9%	-83.2%	34.7%	31.0%	46.0%

Europe and North Africa	135.4%	-41.6%	136.9%	54.1%	28.3%	67.8%	70.4%	72.0%	71.7%	70.3%

Asia Pacific and Middle East	90.8%	46.1%	47.2%	35.5%	47.4%	36.6%	31.9%	27.2%	26.0%	29.9%

Other International	24.3%	24.3%	23.2%	23.3%	23.6%	20.4%	14.2%	-27.3%	16.9%	9.9%

Corporate and Other	28.8%	20.0%	21.8%	19.6%	22.2%	21.1%	39.2%	22.7%	30.4%	28.5%

Consolidated	33.6%	31.0%	30.7%	0.4%	29.9%	232.5%	45.2%	57.7%	49.5%	61.6%

2 of 8

			2016					2017
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
DETAILED SPECIAL ITEMS

Alaska
Restructuring	-	-	(10)	(2)	(12)	-	-	-	-	-
Gain (loss) on asset sales	-	56	-	-	56	-	-	-	-	-
Impairments	-	-	-	-	-	(174)	-	-	-	(174)
Subtotal before income taxes	-	56	(10)	(2)	44	(174)	-	-	-	(174)
Income tax provision (benefit)1	-	(37)	(4)	(1)	(42)	(64)	(32)	-	(892)	(988)
Total	-	93	(6)	(1)	86	(110)	32	-	892	814

Lower 48
Restructuring	-	-	(35)	(4)	(39)	-	(15)	(3)	1	(17)
Impairments	(266)	(246)	-	(69)	(581)	(51)	(3,882)	(2)	(122)	(4,057)
Rig termination	-	-	(134)	-	(134)	-	-	-	-	-
Pending claims and settlements	-	-	33	-	33	-	-	-	-	-
Minnesota iron ore reversionary interest	-	-	-	92	92	-	-	-	-	-
Gain (loss) on asset sales	-	-	-	-	-	-	-	(50)	-	(50)
Subtotal before income taxes	(266)	(246)	(136)	19	(629)	(51)	(3,897)	(55)	(121)	(4,124)
Income tax provision (benefit)1	(94)	(98)	(48)	(25)	(265)	(18)	(1,433)	(15)	(731)	(2,197)
Total	(172)	(148)	(88)	44	(364)	(33)	(2,464)	(40)	610	(1,927)

Canada
Gain (loss) on asset sales	-	-	37	-	37	-	1,855	281	-	2,136
Impairments	-	-	(57)	(70)	(127)	-	(18)	-	-	(18)
Restructuring	-	-	(28)	-	(28)	(27)	1	-	-	(26)
Subtotal before income taxes	-	-	(48)	(70)	(118)	(27)	1,838	281	-	2,092
Income tax provision (benefit)2	-	-	(18)	(19)	(37)	(1,004)	472	(23)	5	(550)
Total	-	-	(30)	(51)	(81)	977	1,366	304	(5)	2,642

Europe and North Africa
Restructuring	-	-	(2)	(1)	(3)	-	-	-	-	-
Impairments	(119)	-	-	311	192	-	-	-	33	33
Subtotal before income taxes	(119)	-	(2)	310	189	-	-	-	33	33
Income tax provision (benefit)3	(59)	-	(162)	130	(91)	-	(41)	-	21	(20)
Total	(60)	-	160	180	280	-	41	-	12	53

Asia Pacific and Middle East
APLNG tax functional currency change	-	-	(174)	-	(174)	-	-	-	-	-
Impairments	-	-	-	-	-	-	(2,384)	-	-	(2,384)
Subtotal before income taxes	-	-	(174)	-	(174)	-	(2,384)	-	-	(2,384)
Income tax provision (benefit)4	-	-	-	(47)	(47)	-	-	(83)	(74)	(157)
Total	-	-	(174)	47	(127)	-	(2,384)	83	74	(2,227)

Other International
Gain (loss) on asset sales	-	-	-	146	146	-	-	-	-	-
Pending claims and settlements	-	-	-	-	-	-	-	-	320	320
Rig termination	-	-	-	-	-	(43)	-	-	-	(43)
Subtotal before income taxes	-	-	-	146	146	(43)	-	-	320	277
Income tax provision (benefit)5	-	-	-	8	8	(15)	-	-	45	30
Total	-	-	-	138	138	(28)	-	-	275	247

Corporate and Other
Restructuring	-	-	(70)	(6)	(76)	-	-	-	-	-
Pension settlement expense	(83)	(45)	(23)	(52)	(203)	(60)	(36)	(20)	(14)	(130)
Impairments	-	-	-	(50)	(50)	-	-	-	-	-
Pending claims and settlements	-	-	(20)	-	(20)	-	2	(9)	17	10
Premiums on early debt retirement	-	-	-	-	-	-	(234)	(51)	(17)	(302)
Subtotal before income taxes	(83)	(45)	(113)	(108)	(349)	(60)	(268)	(80)	(14)	(422)
Income tax provision (benefit)6	(25)	(14)	(37)	(34)	(110)	(17)	(59)	45	805	774
Total	(58)	(31)	(76)	(74)	(239)	(43)	(209)	(125)	(819)	(1,196)

Total Company	(290)	(86)	(214)	283	(307)	763	(3,618)	222	1,039	(1,594)
[1]	Includes deferred tax adjustment in 2Q 2016 and 2Q 2017 in Lower 48 and Alaska; pending claims and settlements in 2Q 2017 in Alaska; and 4Q 2017 U.S. Tax Reform.
[2]	Includes tax adjustment related to Canadian disposition in 1Q 2017; tax benefit related to our prior decision to exit Nova Scotia deepwater exploration in 3Q 2017; and 4Q 2017 U.S. Tax Reform.
[3]	Includes international tax law change for 3Q 2016; pending claims and settlements in 2Q 2017; 4Q 2017 deferred tax adjustment in U.K.; and 4Q 2017 U.S. Tax Reform.
[4]	Includes Malaysia deferred tax recognition in 4Q 2016; pending claims and settlements in 3Q 2017; and 4Q 2017 U.S. Tax Reform.
[5]	Includes 4Q 2017 U.S. Tax Reform.
[6]	Includes pending claims and settlements in 3Q 2017 and 4Q 2017 U.S. Tax Reform.

3 of 8

			2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CASH FLOW INFORMATION

Cash Flows from Operating Activities
Net income (loss)	(1,456)	(1,058)	(1,026)	(19)	(3,559)	599	(3,426)	436	1,598	(793)
Depreciation, depletion and amortization	2,247	2,329	2,425	2,061	9,062	1,979	1,625	1,608	1,633	6,845
Impairments	136	62	123	(182)	139	175	6,294	6	126	6,601
Dry hole costs and leasehold impairments	360	463	187	174	1,184	406	22	7	131	566
Accretion on discounted liabilities	109	112	108	96	425	95	92	89	86	362
Deferred taxes	(827)	(630)	(695)	(69)	(2,221)	(1,314)	(1,234)	(222)	(911)	(3,681)
Distributions received greater than equity losses
(undistributed equity earnings)	252	(30)	192	(115)	299	(43)	(78)	(72)	(39)	(232)
Gain on dispositions	(23)	(128)	(51)	(158)	(360)	(22)	(1,876)	(246)	(33)	(2,177)
Other	(126)	109	(33)	(35)	(85)	(47)	222	(542)	(62)	(429)
Net working capital changes	(251)	30	50	(310)	(481)	(38)	110	(9)	(48)	15
Net Cash Provided by Operating Activities	421	1,259	1,280	1,443	4,403	1,790	1,751	1,055	2,481	7,077

Cash Flows from Investing Activities
Capital expenditures and investments	(1,821)	(1,133)	(916)	(999)	(4,869)	(966)	(1,020)	(1,088)	(1,517)	(4,591)
Working capital changes associated with investing activities	(134)	(229)	(38)	70	(331)	(26)	(87)	95	150	132
Proceeds from asset dispositions	135	228	56	867	1,286	35	10,707	2,998	120	13,860
Net sales (purchases) of short-term investments	(302)	(990)	1,063	178	(51)	(203)	(2,450)	70	793	(1,790)
Long-term collections from (advances to)
related parties and other investments	57	2	110	(63)	106	186	47	(67)	(15)	151
Net Cash Provided by (Used in) Investing Activities	(2,065)	(2,122)	275	53	(3,859)	(974)	7,197	2,008	(469)	7,762

Cash Flows from Financing Activities
Net issuance (repayment) of debt	4,530	(763)	(12)	(1,412)	2,343	(839)	(3,240)	(2,515)	(1,282)	(7,876)
Issuance of company common stock	(42)	(3)	(7)	(11)	(63)	(46)	(17)	(2)	2	(63)
Repurchase of company common stock	-	-	-	(126)	(126)	(112)	(963)	(970)	(955)	(3,000)
Dividends paid	(313)	(313)	(314)	(313)	(1,253)	(331)	(331)	(324)	(319)	(1,305)
Other	(38)	(41)	(14)	(44)	(137)	(16)	(48)	(16)	(32)	(112)
Net Cash Provided by (Used in) Financing Activities	4,137	(1,120)	(347)	(1,906)	764	(1,344)	(4,599)	(3,827)	(2,586)	(12,356)

Effect of Exchange Rate Changes	5	(20)	19	(70)	(66)	27	76	141	(12)	232

Net Change in Cash and Cash Equivalents	2,498	(2,003)	1,227	(480)	1,242	(501)	4,425	(623)	(586)	2,715
Cash and cash equivalents at beginning of period	2,368	4,866	2,863	4,090	2,368	3,610	3,109	7,534	6,911	3,610
Cash and Cash Equivalents at End of Period	4,866	2,863	4,090	3,610	3,610	3,109	7,534	6,911	6,325	6,325

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	320	183	199	181	883	228	229	179	179	815

Lower 48	580	237	175	270	1,262	343	383	508	902	2,136

Canada	254	214	85	145	698	62	85	33	22	202

Europe and North Africa	303	271	227	219	1,020	200	212	245	215	872

Asia Pacific and Middle East	306	179	215	138	838	109	93	114	166	482

Other International	41	37	3	23	104	5	5	7	4	21

Corporate and Other	17	12	12	23	64	19	13	2	29	63
Total Capital Expenditures and Investments	1,821	1,133	916	999	4,869	966	1,020	1,088	1,517	4,591

4 of 8

			2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	1,578	1,546	1,557	1,596	1,569	1,593	1,437	1,226	1,256	1,377

Crude Oil (MBD)
Consolidated operations	605	577	571	582	584	588	576	568	608	585
Equity affiliates	12	15	15	14	14	13	14	14	14	14
Total	617	592	586	596	598	601	590	582	622	599
Over (under) lifting of crude oil (MBD)	37	(8)	45	(30)	11	36	28	11	13	22

NGL (MBD)
Consolidated operations	139	137	140	133	137	127	119	87	84	104
Equity affiliates	7	8	8	10	8	7	8	8	5	7
Total	146	145	148	143	145	134	127	95	89	111

Bitumen (MBD)
Consolidated operations	27	19	41	50	35	52	52	63	67	59
Equity affiliates	139	141	152	163	148	171	85	-	-	63
Total	166	160	193	213	183	223	137	63	67	122

Natural Gas (MMCFD)
Consolidated operations	3,096	2,991	2,829	2,916	2,958	2,874	2,484	1,878	1,833	2,263
Equity affiliates	799	902	948	947	899	935	1,015	1,040	1,035	1,007
Total	3,895	3,893	3,777	3,863	3,857	3,809	3,499	2,918	2,868	3,270

Industry Prices
Crude Oil ($/BBL)
WTI	33.27	45.48	44.88	49.18	43.20	51.83	48.24	48.16	55.35	50.90
WCS	19.03	32.18	31.38	34.85	29.36	37.25	37.12	38.22	43.08	38.92
Brent dated	33.89	45.57	45.85	49.46	43.69	53.78	49.83	52.09	61.39	54.27
JCC ($/BBL)	45.97	33.09	41.30	46.14	41.63	47.21	54.95	53.16	49.87	51.30
Natural Gas ($/MMBTU)
Henry Hub first of month	2.09	1.95	2.81	2.98	2.46	3.32	3.19	2.99	2.93	3.11

Average Realized Prices
Crude Oil ($/BBL)
Consolidated operations	31.43	42.63	43.18	46.96	40.78	50.86	48.11	49.31	58.95	51.89
Equity affiliates	33.50	46.35	44.78	50.82	44.11	55.58	50.55	52.29	60.52	54.76
Total	31.47	42.72	43.21	47.05	40.86	50.97	48.16	49.39	58.99	51.96

NGL ($/BBL)
Consolidated operations	11.47	15.76	15.63	20.23	15.72	23.81	19.97	22.50	32.08	24.21
Equity affiliates	27.45	29.18	25.12	39.27	31.13	43.20	34.49	35.94	44.06	38.74
Total	12.30	16.55	16.18	21.82	16.68	24.87	20.99	23.82	32.79	25.22

Bitumen ($/BBL)
Consolidated operations	2.54	13.76	15.73	15.72	12.91	15.63	19.28	24.19	25.20	21.43
Equity affiliates	1.59	18.74	18.39	23.36	15.80	23.63	24.19	-	-	23.83
Total	1.74	18.11	17.82	21.64	15.27	21.56	22.42	24.19	25.20	22.66

Natural Gas ($/MCF)
Consolidated operations	2.85	2.54	3.11	3.53	3.00	3.78	3.64	3.88	4.80	3.97
Equity affiliates	3.56	2.32	2.90	3.17	2.97	4.00	4.29	4.51	4.25	4.27
Total	2.99	2.49	3.05	3.44	3.00	3.84	3.83	4.11	4.59	4.07

Exploration Expenses ($ Millions)
Dry holes	180	249	163	126	718	343	14	(3)	76	430
Leasehold impairment	180	214	24	48	466	63	8	10	55	136
Total noncash expenses	360	463	187	174	1,184	406	22	7	131	566
Other (G&A, G&G and lease rentals)	145	147	270	169	731	145	76	68	83	372
Total exploration expenses	505	610	457	343	1,915	551	98	75	214	938

U.S. exploration expenses	443	559	199	76	1,277	427	44	40	151	662
International exploration expenses	62	51	258	267	638	124	54	35	63	276

DD&A ($ Millions)
Alaska	207	235	214	211	867	234	216	188	208	846
Lower 48	1,048	1,148	1,152	861	4,209	819	666	612	627	2,724
Canada	191	203	275	218	887	196	70	84	89	439
Europe and North Africa	378	320	373	342	1,413	346	318	317	286	1,267
Asia Pacific and Middle East	399	399	386	378	1,562	350	321	374	390	1,435
Other International	-	-	-	1	1	-	-	-	-	-
Corporate and Other	24	24	25	50	123	34	34	33	33	134
Total DD&A	2,247	2,329	2,425	2,061	9,062	1,979	1,625	1,608	1,633	6,845

5 of 8

			2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Alaska	170	163	148	170	163	175	169	154	173	167
Lower 48	202	206	195	176	195	176	179	175	191	180
Canada	8	8	7	6	7	6	3	1	2	3
Norway	95	78	98	99	93	103	99	95	90	97
United Kingdom	30	27	23	29	27	28	26	23	24	25
Libya	-	-	-	9	2	9	11	23	34	20
Europe and North Africa	125	105	121	137	122	140	136	141	148	142
Australia/Timor-Leste	7	8	10	7	8	7	6	6	6	6
China	45	42	40	37	41	41	38	37	35	38
Indonesia	10	8	9	5	8	2	2	2	2	2
Malaysia	38	37	41	44	40	41	43	52	51	47
Equity affiliates	12	15	15	14	14	13	14	14	14	14
AP/ME	112	110	115	107	111	104	103	111	108	107
Total	617	592	586	596	598	601	590	582	622	599

NGL (MBD)
Alaska	14	11	11	15	12	15	14	11	15	14
Lower 48	86	90	92	83	88	75	79	64	58	69
Canada	25	22	23	21	23	23	13	1	-	9
Norway	3	2	3	3	3	4	4	4	4	4
United Kingdom	4	4	3	4	4	5	5	3	3	4
Europe and North Africa	7	6	6	7	7	9	9	7	7	8
Australia/Timor-Leste	4	5	7	5	5	5	4	4	4	4
Indonesia	3	3	1	2	2	-	-	-	-	-
Equity affiliates	7	8	8	10	8	7	8	8	5	7
AP/ME	14	16	16	17	15	12	12	12	9	11
Total	146	145	148	143	145	134	127	95	89	111

Bitumen (MBD)
Consolidated operations	27	19	41	50	35	52	52	63	67	59
Equity affiliates	139	141	152	163	148	171	85	-	-	63
Total	166	160	193	213	183	223	137	63	67	122

Natural Gas (MMCFD)
Alaska	38	27	18	16	25	7	7	5	7	7
Lower 48	1,216	1,244	1,224	1,192	1,219	1,116	1,142	765	576	898
Canada	566	532	517	483	524	488	247	10	12	187
Norway	174	133	127	183	154	213	188	193	206	200
United Kingdom	332	324	230	333	305	328	284	209	284	276
Libya	1	1	1	2	1	3	4	6	20	8
Europe and North Africa	507	458	358	518	460	544	476	408	510	484
Australia/Timor-Leste	309	312	260	274	289	284	260	241	286	267
China	1	1	1	-	1	-	-	-	-	-
Indonesia	445	382	399	344	393	327	276	323	305	308
Malaysia	14	35	52	89	47	108	76	126	137	112
Equity affiliates	799	902	948	947	899	935	1,015	1,040	1,035	1,007
AP/ME	1,568	1,632	1,660	1,654	1,629	1,654	1,627	1,730	1,763	1,694
Total	3,895	3,893	3,777	3,863	3,857	3,809	3,499	2,918	2,868	3,270

Total (MBOED)
Alaska	191	179	162	187	179	191	184	166	189	182
Lower 48	491	503	491	458	486	437	448	366	345	399
Consolidated operations	154	138	157	158	152	162	109	67	71	102
Equity affiliates	139	141	152	163	148	171	85	-	-	63
Canada	293	279	309	321	300	333	194	67	71	165
Norway	127	102	122	133	121	143	134	131	128	134
United Kingdom	89	85	65	88	82	88	78	61	75	75
Libya	-	-	-	9	2	9	12	24	37	21
Europe and North Africa	216	187	187	230	205	240	224	216	240	230
Australia/Timor-Leste	63	65	60	58	61	59	53	50	58	55
China	45	42	40	37	41	41	38	37	35	38
Indonesia	87	75	77	64	76	57	48	56	52	53
Malaysia	40	43	50	59	48	59	56	73	74	66
Equity affiliates	152	173	181	182	173	176	192	195	192	189
AP/ME	387	398	408	400	399	392	387	411	411	401
Total	1,578	1,546	1,557	1,596	1,569	1,593	1,437	1,226	1,256	1,377

6 of 8

			2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	32.54	44.39	43.43	48.15	41.93	52.09	49.95	50.53	60.68	53.33
Lower 48	27.04	39.50	40.09	44.15	37.49	45.89	43.38	45.29	54.27	47.36
Canada	26.11	37.70	37.50	41.50	35.25	43.82	43.35	-	-	43.69
Norway	35.15	45.90	47.00	49.15	44.09	54.14	51.19	51.94	62.28	54.61
United Kingdom	36.19	45.06	44.91	48.17	42.14	50.09	51.72	46.88	57.63	51.85
Libya	-	-	-	-	-	52.98	48.77	51.00	60.82	55.11
Europe and North Africa	35.47	45.77	46.59	48.93	43.66	53.34	50.98	51.05	61.04	54.21
Australia/Timor-Leste	36.86	47.21	46.19	48.54	44.06	53.85	49.43	50.35	63.35	54.10
China	27.29	38.26	39.83	45.19	37.64	50.31	46.00	49.09	58.07	50.91
Indonesia	32.70	44.82	41.98	37.18	39.08	42.45	37.44	38.89	75.00	47.09
Malaysia	37.87	49.15	48.46	52.52	47.06	58.13	52.64	54.66	64.54	57.59
AP/ME	33.11	43.55	44.27	48.40	42.23	53.74	49.28	52.06	62.09	54.38
Total consolidated operations	31.43	42.63	43.18	46.96	40.78	50.86	48.11	49.31	58.95	51.89
Equity affiliates	33.50	46.35	44.78	50.82	44.11	55.58	50.55	52.29	60.52	54.76
Total	31.47	42.72	43.21	47.05	40.86	50.97	48.16	49.39	58.99	51.96

NGL ($/BBL)
Consolidated operations
Lower 48	9.45	14.59	14.57	18.83	14.34	22.07	18.99	20.72	28.41	22.20
Canada	11.69	13.70	14.99	19.52	14.82	21.32	20.96	-	-	21.51
Norway	17.32	19.20	19.08	22.52	19.57	31.77	24.24	28.86	40.56	34.14
United Kingdom	19.65	22.96	22.77	28.79	23.96	30.32	25.32	33.07	43.60	33.98
Europe and North Africa	18.78	22.16	21.38	26.95	22.62	31.21	24.88	31.16	41.74	34.07
Australia/Timor-Leste	28.94	29.81	26.16	35.85	29.69	42.96	34.54	35.74	49.26	41.37
Indonesia	25.46	29.43	24.36	30.04	27.36	-	-	-	-	-
AP/ME	27.62	29.67	25.84	34.30	29.00	42.96	34.54	35.74	49.26	41.37
Total consolidated operations	11.47	15.76	15.63	20.23	15.72	23.81	19.97	22.50	32.08	24.21
Equity affiliates	27.45	29.18	25.12	39.27	31.13	43.20	34.49	35.94	44.06	38.74
Total	12.30	16.55	16.18	21.82	16.68	24.87	20.99	23.82	32.79	25.22

Bitumen ($/BBL)
Consolidated operations	2.54	13.76	15.73	15.72	12.91	15.63	19.28	24.19	25.20	21.43
Equity affiliates	1.59	18.74	18.39	23.36	15.80	23.63	24.19	-	-	23.83
Total	1.74	18.11	17.82	21.64	15.27	21.56	22.42	24.19	25.20	22.66

Natural Gas ($/MCF)
Consolidated operations
Alaska	4.84	4.82	6.95	5.38	5.22	3.53	1.43	4.55	2.59	2.72
Lower 48	1.80	1.70	2.59	2.72	2.20	2.83	2.72	2.63	2.68	2.73
Canada	1.20	0.95	1.71	2.18	1.49	1.95	2.00	-	-	1.93
Norway	4.03	3.22	3.54	4.59	3.92	5.52	4.87	5.00	6.59	5.54
United Kingdom	5.55	4.74	4.50	5.50	5.12	6.07	4.99	5.20	6.89	5.84
Libya	-	-	-	-	-	-	-	0.09	3.68	3.53
Europe and North Africa	5.03	4.30	4.13	5.17	4.71	5.86	4.95	5.09	6.65	5.70
Australia/Timor-Leste*	0.59	0.56	0.47	0.56	0.54	0.57	0.77	0.64	0.61	0.65
China	2.38	2.38	2.34	2.30	2.36	-	-	-	-	-
Indonesia	4.47	5.18	5.61	5.77	5.22	6.52	6.34	5.81	6.38	6.26
Malaysia	1.54	2.38	2.33	2.74	2.48	2.82	3.07	3.30	3.16	3.10
AP/ME	4.24	3.96	4.42	4.62	4.31	4.96	5.05	4.63	5.27	4.98
Total consolidated operations	2.85	2.54	3.11	3.53	3.00	3.78	3.64	3.88	4.80	3.97
Equity affiliates	3.56	2.32	2.90	3.17	2.97	4.00	4.29	4.51	4.25	4.27
Total	2.99	2.49	3.05	3.44	3.00	3.84	3.83	4.11	4.59	4.07
*Excludes transfers to Darwin LNG plant.

7 of 8

			2016					2017
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(273)	(335)	(323)	(398)	(1,329)	(348)	(424)	(327)	(1,037)	(2,136)

Detail of Earnings (Loss) ($ Millions)
Net interest expense	(222)	(234)	(258)	(266)	(980)	(253)	(174)	(176)	(136)	(739)
Corporate G&A expenses	(85)	(72)	(54)	(78)	(289)	(93)	(64)	(56)	(71)	(284)
Technology*	21	1	44	(16)	50	9	-	20	(9)	20
Other	13	(30)	(55)	(38)	(110)	(11)	(186)	(115)	(821)	(1,133)
Total	(273)	(335)	(323)	(398)	(1,329)	(348)	(424)	(327)	(1,037)	(2,136)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Before-Tax Net Interest Expense ($ Millions)
Interest expense	(321)	(355)	(377)	(349)	(1,402)	(340)	(336)	(282)	(259)	(1,217)
Capitalized interest	40	43	42	32	157	25	30	31	33	119
Interest revenue	8	14	21	3	46	11	17	29	43	100
Total	(273)	(298)	(314)	(314)	(1,199)	(304)	(289)	(222)	(183)	(998)

Debt
Total debt ($ Millions)	29,455	28,677	28,689	27,275	27,275	26,435	23,468	21,004	19,703	19,703
Debt-to-capital ratio (%)	43%	43%	44%	44%	44%	43%	43%	41%	39%	39%

Equity ($ Millions)	39,407	37,831	36,456	35,226	35,226	35,601	30,499	30,712	30,801	30,801

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (Loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGL	Natural Gas Liquids
WCS	Western Canada Select
WTI	West Texas Intermediate

Units of Measure
BBL	Barrels
MMBBL	Millions of Barrels
MBD	Thousands of Barrels per Day
MBOED	Thousands of Barrels of Oil Equivalent per Day
MCF	Thousands of Cubic Feet
MMBTU	Millions of British Thermal Units
MMCFD	Millions of Cubic Feet per Day

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